SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2022 (July 21, 2022)

HAWKEYE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-180954	83-0799093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6605 Abercorn Street, Savannah, GA	31405
(Address of principal executive offices)	(Zip Code)

(912) 253-0375

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 21, 2022 the Secretary of State of the State of Nevada confirmed filing of the following amendments to the Company’s Certificate of Incorporation:

Article 1 of the Certificate of Incorporation filed with the Office of the Secretary of State of Nevada is hereby amended to read as follows: "I. The name of the Corporation is Blue Gold Holdings, Inc."

Article 4 of the Certificate of Incorporation filed with the Office of the Secretary of State of Nevada is hereby amended to add the following at the end: “Effective as of the date of approval by FINRA, the shares of common stock issued and outstanding shall be subject to a 1 for 10 reverse stock split.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawkeye Systems, Inc.

Dated: July 25, 2022	By:	/s/ Corby Marshall
Name: Corby Marshall
Chief Executive Officer

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